                                                                 Exhibit 10-14.4

                   AGREEMENT OF SETTLEMENT AND GENERAL RELEASE

               WHEREAS, The Manufacturers Life Insurance Company, ("Manulife") issued a life insurance policy to Jack A. Rounick and Stuart Savett as Trustees of the Rounick Family Irrevocable Insurance Trust dated October 27, 1986, ("Owners/Trustees") on the joint lives of Marvin J. Rounick and Judith L. Rounick, (the "Insureds"), policy number 3,779,930-1, (the "policy"); and

               WHEREAS, a dispute has arisen between Manulife on the one hand and the Owners/Trustees and Insureds on the other with respect to the nature and extent of premiums and coverages under said policy; and,

               WHEREAS, the parties desire to settle and compromise their differences amicably;

This agreement shall be effective on the last date written below;

               NOW, THEREFORE, IT IS AGREED that in consideration of the mutual covenants contained herein, the sufficiency and adequacy of which are mutually acknowledged;

               1. Manulife shall adjust the illustrated policy values to match the attached Appendix "A" (illustration dated February 1, 1996) which is incorporated herein by reference, such that policy loans outstanding on February 1, 1996 are reduced by $229,348.00. The surrender of the policy prior to the death of the Insureds will result in an adjustment of the cash surrender value not to exceed $229,348.00.

               2. Manulife shall adjust the illustrated policy values to implement a reduction in the face amount of the policy from $20,000,000.00 to $15,000,000.00 effective February 1, 1997 as reflected in the attached Appendix "A". Any then available policy guaranteed cash value will be used to purchase paid up additions.

               3. The Owners/Trustees will pay $397,286.00 into the policy within 30 days of the date of this agreement and this money will be used to eliminate any remaining indebtedness on the policy as though the payment had been made on February 1, 1996 such that the current policy debt will incur no further loan interest charges as of that date as depicted in the attached Appendix "A".

               4. The payment made by Manulife referred to above is not nor shall it be construed as an admission of fault or liability and is made solely in the interest of resolving a disputed matter. This Agreement and General Release, including the consideration provided, shall be kept strictly confidential and shall not be hereafter disclosed to any third parties by the Insureds or Owners/Trustees except by permission of Manulife, or as may be necessary for tax and estate planning purposes, an order of the court, or other legal process. Breach of this provision is likely to lead to serious consequential damages to Manulife and its agent by virtue of the existence of unresolved and disputed fact matters and damages arising there would be from difficult to resolve in the event of such breach. Consequently, the parties hereto stipulate that damages arising from a breach shall cause the loan and premium payments to be readjusted such that the changes described in paragraph one (1) would be reversed. This shall be done upon proof of a substantial breach of this provision subsequent to the date of this agreement, by either the Insureds or the Owners/Trustees in its capacity as Trustee, in a Federal or State court in Pennsylvania.

               5. The undersigneds, jointly and severally, on their own behalf, and that of their heirs, successors and assigns hereby release, acquit and discharge Manulife and any of their agents, officers, employees, directors, successors and assigns of and from any and all claims and causes of action, of any name and nature arising from the sale, solicitation, purchase or issuance of the policy described herein including any act omission, transaction, dealing, conduct or negotiation of any kind whatsoever arising from the solicitation, purchase or issuance of any contract with Manulife. Insureds do not waive any rights under the contract itself.

DATED this 5th day of May 1998.
          ----       -----

MANULIFE                        The Manufacturers Life Insurance Company


                                BY: /s/ Paul L. Gallagher
                                   ------------------------------------------
                                   Paul L. Gallagher

                                ITS: Assistant Vice President & Senior Counsel
                                    --------------------------------------------


                                     /s/ Marvin J. Rounick
INSUREDS                            --------------------------------------------
                                    Marvin J. Rounick

                                     /s/ Judith L. Rounick
                                    --------------------------------------------
                                    Judith L. Rounick


                                     /s/ Jack A. Rounick
OWNERS/TRUSTEES                     --------------------------------------------
                                    Jack A. Rounick

                                     /s/ Stuart Savett
                                    --------------------------------------------
                                    Stuart Savett

                                                                    APPENDIX "A"

                          ADVANCED SURVIRORSHIP LEDGER
                      PREPARED FOR INFORCE POLICY #3779930

M & J ROUNICK                                             M & J ROUNICK
FEMALE, AGE 42                                            MALE NONSMOKER, AGE 47

$20000000 MANULIFE PRINCIPAL'S SURVIVORSHIP LIFE AT 95 - B84          $157020.00
          SINGLE CEO II RIDER                                         $362905.00
--------------------------------------------------------------------------------
$20000000 TOTAL INITIAL INSURANCE        INITIAL ANNUAL PREMIUM       $519925.00

                               DIVIDENDS BUY PUA'S FOR 10 YEARS, THEREAFTER DIVIDENDS REDUCE PREMIUMS
                                                WITH EXCESS APPLIED TO PURCHASE PUA'S

                              ******* THIS PROPOSAL ASSUMES A DECREASE IN THE INSURANCE AMOUNT *******
                            ** PLEASE REFER TO THE FACE DECREASE SECTION OF THE FOOTNOTES FOR DETAILS **

                     *** THIS ILLUSTRATION ASSUMES THAT THE LOAN OUTSTANDING AT THE BEGINNING OF YEAR 10 OF ***
                     *** $626,634.47 HAS BEEN REPAID AT THE BEGINNING OF THE YEAR 10 I.E. FEBRUARY 1, 1996 ***

                                                                CASH          TOTAL          TIO           PUA          TOTAL
        GROSS    CASH      ANNUAL    DIVIDEND     TOTAL         VALUE         CASH          DEATH         DEATH         DEATH
       ANNUAL   PREMIUM   DIVIDEND   ON PUA'S    DIVIDEND     OF PUA'S        VALUE        BENEFIT       BENEFIT       BENEFIT
YEAR   PREMIUM    DUE     BEG OF YR  BEG OF YR  BEG OF YR     BEG OF YR     BEG OF YR     BEG OF YR     BEG OF YR     BEG OF YR
----   -------  -------   ---------  ---------  -----------  -----------   -----------   -----------   -----------   -----------
 10    157020         0          0         0       98000            0        1092600            0             0       20000O00
 11    117770         0      96400         0       96400       251780        1212530            0        803428       15803428
 12    117770         0      72300      8468       80768       223561        1332811            0        689336       15689336
 13    117770         0      77550      7517       85067       198597        1463547            0        591872       15551872
 14    117770         0      80850      6676       87526       175174        1603474            0        504730       15504730
      -------    ------   --------               -------
       628100         0     327100                447762

 15    117770         0      84000      5887       89887       153261        1752861            0        427039       15427039
 16    117770         0      87450      5149       92599       133273        1912573            0        359199       15359199
 17    117770         0      90300      4477       94777       114754        2082454            0        299240       15299240
 18    117770         0      93300      3864       97154        97962        2263062            0        247214       15247214
 19    117770         0      96450      3289       99739        83171        2454371            0        203168       15203168
      -------    ------   --------               -------
      1216950         0     778600                921918

 20    117770         0      99900      2792      102692        70821        2653471            0        167505       15167505
 21    117770         0     103350      2376      105726        61078        2873728            0        139916       15139916
 22    117770         0     106950      2049      108599        54269        3100619            0        120448       15120448
 23    117770         0     110700      1820      112520        50737        3339337            0        109153       15109153
 24    117770         0     114600      1700      116300        50851        3590102            0        106087       15106087
      -------    ------   --------               -------
      1805800         0    1314100               1468155

 25    117770         0     117770      1703      119473        54116        3852416            0        109535       15109535
 26    117770         0     117770      1812      119582        57563        4123613            0        113095       15113095
 27    117770         0     117770      1926      119696        61200        4403700            0        116772       15116772
 28    117770         0     117770      2047      119827        65037        4692837            0        120566       15120566
 29    117770         0     117710      2174      119944        69082        4990432            0        124484       15124484
      -------    ------   --------               -------
      2394650         0    1902950               2066668

              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

                          ADVANCED SURVIRORSHIP LEDGER
                      PREPARED FOR INFORCE POLICY #3779930

M & J ROUNICK                                             M & J ROUNICK
FEMALE, AGE 42                                            MALE NONSMOKER, AGE 47

$20000000 MANULIFE PRINCIPAL'S SURVIVORSHIP LIFE AT 95 - B84          $157020.00
          SINGLE CEO II RIDER                                         $362905.00
--------------------------------------------------------------------------------
$20000000 TOTAL INITIAL INSURANCE        INITIAL ANNUAL PREMIUM       $519925.00

                               DIVIDENDS BUY PUA'S FOR 10 YEARS, THEREAFTER DIVIDENDS REDUCE PREMIUMS
                                                WITH EXCESS APPLIED TO PURCHASE PUA'S

                              ******* THIS PROPOSAL ASSUMES A DECREASE IN THE INSURANCE AMOUNT *******
                            ** PLEASE REFER TO THE FACE DECREASE SECTION OF THE FOOTNOTES FOR DETAILS **

                     *** THIS ILLUSTRATION ASSUMES THAT THE LOAN OUTSTANDING AT THE BEGINNING OF YEAR 10 OF ***
                     *** $626,634.47 HAS BEEN REPAID AT THE BEGINNING OF THE YEAR 10 I.E. FEBRUARY 1, 1996 ***

                                                                CASH          TOTAL          TIO           PUA          TOTAL
        GROSS    CASH      ANNUAL    DIVIDEND     TOTAL         VALUE         CASH          DEATH         DEATH         DEATH
       ANNUAL   PREMIUM   DIVIDEND   ON PUA'S    DIVIDEND     OF PUA'S        VALUE        BENEFIT       BENEFIT       BENEFIT
YEAR   PREMIUM    DUE     BEG OF YR  BEG OF YR   BEG OF YR    BEG OF YR     BEG OF YR     BEG OF YR     BEG OF YR     BEG OF YR
----   -------  -------   ---------  ---------  -----------  -----------   -----------   -----------   -----------   -----------

30   117770       0         117770       2309     120079       73341         5295592          0            128530      15128530
31   117770       0         117770       2450     120220       77819         5407269          0            132707      15132707
32   117770       0         117770       2597     120367       82517         5924117          0            137020      15137020
33   117170       0         117170       2752     120522       87435         6245086          0            141473      15141473
34   111110       0         111110       2914     120684       92576         6568826          0            146071      15146071
    -------    -----       -------               -------
    2983500       0        2492800               2668540

35   117770       0         117770       3083     120853       97939         6894740          0            150818      15160818
36   111770       0         111770       3259     121029      103530         7222230          0            155720      15155702
17   117770       0         117770       3442     121212      109351         7550552          0            160781      15160781
38   117770       0         117770       3633     121403      115407         7879258          0            166006      15166006
39   117770       0         117770       3831     121601      121704         8207454          0            171401      15171401
    -------    -----       -------               -------
    3572350       0        3080650               3274937

40   117770       0         117770       4037     121807      128241         8534241          0            176972      15176972
41   111770       0         111770       4250     122020      135021         8858871          0            182723      15182723
42   117770       0         117770       4471     122241      142043         9180893          0            189662      15188662
43   117770       0         117770       4700     122470      149310         9501060          0            194793      15194793
44   117770       0         117770       4937     122707      156836         9821336          0            201124      15201124
    -------    -----       -------               -------
    4161200       0        3669500               3885881

45   117770       0         117770       5182     122952      164642        10144592          0            207661      15207661
46   117770       0         117770       5438     123208      172761        10473861          0            214410      15214410
47   117770       0         117770       5705     123475      181236        10810386          0            221378      15221378
48   117770       0         117770       5984     123754      190116        11148516          0            228573      15228573
49   117770       0         117770       6278     124048      199442        11501792          0            236002      15236002
    -------    -----       -------               -------
    4750050       0        4258350               4503315



              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

                          ADVANCED SURVIRORSHIP LEDGER
                      PREPARED FOR INFORCE POLICY #3779930

M & J ROUNICK                                             M & J ROUNICK
FEMALE, AGE 42                                            MALE NONSMOKER, AGE 47

$20000000 MANULIFE PRINCIPAL'S SURVIVORSHIP LIFE AT 95 - B84          $157020.00
          SINGLE CEO II RIDER                                         $362905.00
--------------------------------------------------------------------------------
$20000000 TOTAL INITIAL INSURANCE        INITIAL ANNUAL PREMIUM       $519925.00

                               DIVIDENDS BUY PUA'S FOR 10 YEARS, THEREAFTER DIVIDENDS REDUCE PREMIUMS
                                                WITH EXCESS APPLIED TO PURCHASE PUA'S

                              ******* THIS PROPOSAL ASSUMES A DECREASE IN THE INSURANCE AMOUNT *******
                            ** PLEASE REFER TO THE FACE DECREASE SECTION OF THE FOOTNOTES FOR DETAILS **

                     *** THIS ILLUSTRATION ASSUMES THAT THE LOAN OUTSTANDING AT THE BEGINNING OF YEAR 10 OF ***
                     *** $626,634.47 HAS BEEN REPAID AT THE BEGINNING OF THE YEAR 10 I.E. FEBRUARY 1, 1996 ***

                                                               CASH           TOTAL          TIO           PUA          TOTAL
        GROSS    CASH      ANNUAL    DIVIDEND     TOTAL        VALUE          CASH          DEATH         DEATH         DEATH
       ANNUAL   PREMIUM   DIVIDEND   ON PUA'S    DIVIDEND     OF PUA'S        VALUE        BENEFIT       BENEFIT       BENEFIT
YEAR   PREMIUM    DUE     BEG OF YR  BEG OF YR   BEG OF YR    BEG OF YR     BEG OF YR     BEG OF YR     BEG OF YR      BEG OF YR
----   -------  -------   ---------  ---------  -----------  -----------   -----------   -----------   -----------   -----------
50   117770       0         117770       6586     124356      209240        11870990          0            243672      15243672
51   111770       0         111770       6910     124680      219610        12266210          0            252591      15251591
52   117770       0         117770       7247     125017      230223        12666823          0            259768      15255768
53   117770       0         117770       7597     125367      241344        13031844          0            268210      15266210
54        0       0         117770       7941     125711      370038        13444939          0            406209      15406209
    -------    -----       -------               -------
    5221130       0        4847200               5128449

55        0       0          19350      12184      31534      406441        13798842          0            440376      15440376
56        0       0          19800      13392      33192      445250        14148351          0            475849      15475849
57        0       0          20250      14673      34923      466414        14505114          0            512657      15512657
    -------    -----       -------               -------
    5221130       0        4906600               5228099



              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

                             INFORCE POLICY REVIEW


                                              PROPOSAL DATE: FEBRUARY 1, 1996



LIFE INSUREDS: M & J ROUNICK                  PLAN: SURVIVORSHIP LIFE AT 95 -B84
POLICY NUMBER: 3779930                        RIDERS: SINGLE CEO
DATE POLICY ISSUED: FEBRUARY 1, 1987
ISSUE AGE: 42                                 NON-SMOKER: YES
CURRENT POLICY YEAR: 10                       LOAN INTEREST RATE: VARIABLE
CURRENT ANNUALIZED PREMIUM: $157020.00



POLICY BENEFITS
---------------


CURRENT DEATH BENEFIT (DIVIDEND INCLUDED): $20000000 LESS TOTAL LOAN. CASH VALUE AT THE END OF THE CURRENT YEAR: $1092600 LESS TOTAL LOAN.


POLICY LOANS
------------


THIS PROPOSAL ASSUMES THAT NO LOANS WERE OUTSTANDING ON THIS POLICY AS OP AUGUST 1, 1996.


DIVIDENDS
---------


ANNUAL DIVIDEND AT LAST ANNIVERSARY: $98000.00



VANISH
------



THIS PROPOSAL ASSUMES THAT $98000.00 WAS SURRENDERED TO PAY THE PREMIUM AT THE BEGINNING OF THE YEAR.



POLICY VALUES
-------------


THE SINGLE CEO RIDER PREMIUM SHOWN IN THE HEADING OF THIS PROPOSAL REPRESENTS THE SINGLE PREMIUM APPLIED FOR AT THE TIME OF ISSUE. HOWEVER, THE ACTUAL SINGLE CEO PREMIUM PAID MAY BE EQUAL TO OR LESS THAN THE STATED CEO SINGLE
PREMIUM. THE VALUES ILLUSTRATED ABOVE ARE BASED ON THE ACTUAL CEO SINGLE PREMIUM PAID.



A POLICY FROM MANULIFE FINANCIAL IS BACKED BY 0VER 100 YEARS OF EXPERIENCE AND EXPERTISE.

              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

                    IMPORTANT INFORMATION ABOUT THIS PROPOSAL

Manulife Financial has a reputation for its financial integrity and for providing solid, long term value to our policyholders. In keeping with that tradition, we encourage our clients to fully examine and understand the assumptions used in a life insurance proposal.

This proposal is not a contract; we recommend that you refer to your policy for a complete explanation of your policy benefits.

GUARANTEES

ONLY THOSE PREMIUMS AND VALUES LABELLED AS 'GUARANTEED' IN THIS PROPOSAL WILL BE CONTRACTUALLY GUARANTEED IN YOUR POLICY.

DIVIDENDS

ILLUSTRATED DIVIDENDS, AND ALL VALUES DEPENDING ON ILLUSTRATED DIVIDENDS, ARE BASED ON THE JULY 1995 DIVIDEND SCALE. THEY ARE NEITHER GUARANTEES NOR ESTIMATES OF FUTURE DIVIDENDS.

PREMIUM

Premiums cease at the earlier of second death or the youngest surviving life reaching age 95.

This proposal assumes all previous premiums have been paid in full.

Premiums due, when reduced by dividends, may vary substantially from the illustrated premiums due, depending on the actual dividends paid in future years.

VANISHING PREMIUMS

THE POLICY ILLUSTRATED REQUIRES THAT PREMIUMS BE PAID EACH YEAR WITHOUT LIMITATION. HOWEVER, IT IS POSSIBLE THAT AT SOME FUTURE DATE, DIVIDENDS, AND IF NECESSARY, THE SURRENDER OF PAID UP ADDITIONS MAY BECOME SUFFICIENT TO PAY CURRENT AND FUTURE PREMIUMS DUE. THE PROPOSAL SHOWS THIS BY INDICATING A TIME WHEN PREMIUMS 'VANISH'.

IF ACTUAL DIVIDENDS ARE LOWER THAN ILLUSTRATED, YOU WOULD HAVE TO PAY PREMIUMS BEYOND THE DATE AT WHICH THIS PROPOSAL SHOWS THAT PREMIUMS MIGHT 'VANISH'. FOR POLICIES WHERE PREMIUMS HAVE ALREADY 'VANISHED', FUTURE PREMIUMS COULD BE REQUIRED.

              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

                    IMPORTANT INFORMATION ABOUT THIS PROPOSAL

LOANS AND SURRENDER


The dividends shown in this proposal reflect the loans and 1oan interest rates as illustrated. Actual policy dividends will vary according to actual loan interest rates and loan activity.

THE LOAN INTEREST RATE ILLUSTRATED IS 7.25% AND MAY DIFFER FROM THE CURRENT
RATE.

MANULIFE FINANCIAL RESERVES THE RIGHT TO INCREASE OR DECREASE THE POLICY LOAN INTEREST RATE AT EACH POLICY ANNIVERSARY - SUCH RATE WILL NEVER EXCEED THE MAXIMUM PERMITTED BY STATE LAW.

TAXATION

The Individual's illustrated tax bracket is 28%.

This proposal may not fully reflect your actual tax or accounting situation. We suggest that you consult your professional advisors regarding the interpretation of current and proposed tax laws and accounting principles.

PROPOSAL DESIGN

This proposal assumes older life dies in year 99. This proposal assumes younger life dies in year 99.

ALTERNATE PROPOSALS

CURRENT INTEREST RATE TRENDS INDICATE THAT DIVIDEND SCALES AT MANULIFE FINANCIAL AND THROUGHOUT THE LIFE INSURANCE INDUSTRY WILL BE REDUCED IN THE FUTURE. AS VALUES ILLUSTRATED ON THIS OR ANY OTHER POLICY ARE SENSITIVE TO CHANGES IN THE DIVIDEND SCALE, AND IN KEEPING WITH OUR POLICY OF FULL DISCLOSURE TO OUR POLICYHOLDERS, MANULIFE FINANCIAL RECOMMENDS THAT YOU REVIEW AN ADDITIONAL ILLUSTRATION(S) THAT WILL DEMONSTRATE THE SENSITIVITY OF PRODUCT VALUES TO
LOWER DIVIDEND SCALES THAN CURRENTLY CREDITED.

              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

                    IMPORTANT INFORMATION ABOUT THIS PROPOSAL

FACE DECREASE

THIS PROPOSAL IS ILLUSTRATED WITH A FACE AMOUNT REDUCTION FROM $20000000 TO $15000000 IN YEAR 11.

ONCE THE FACE AMOUNT REDUCTION HAS BEEN PROCESSED, IF ADDITIONAL COVERAGE IS NEEDED IN THE FUTURE, THE INSURED WOULD NEED TO SUBMIT A NEW APPLICATION FOR INSURANCE WHICH WILL REQUIRE MEDICAL EVIDENCE. THE NEW INSURANCE WILL BE BASED ON THE INSURED'S AGE AT THAT TIME.

THIS PROPOSAL DOES NOT REFLECT ANY TAX CONSEQUENCES OR POLICY CHANGE FEES RESULTING FROM THE PARTIAL SURRENDER TO REDUCE THE FACE AMOUNT.


This proposal assumes that the cash value allowance of $273,150.00 resulting from the partial surrender to reduce the face amount is used to purchase paid up additions.

YOU SHOULD CAREFULLY REVIEW THE FULL PROPOSAL INCLUDING THE SECTION ENTITLED 'IMPORTANT INFORMATION ABOUT THIS PROPOSAL'.




              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED